UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 10, 2007
                                                   ----------------


                         COACTIVE MARKETING GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    0-20394                 06-1340408
----------------------------        ------------        ----------------------
(State or other jurisdiction        (Commission            (I.R.S. Employer
      of incorporation)             File Number)        Identification Number)


                   75 Ninth Avenue, New York, New York   10011
               --------------------------------------------------
               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (212) 660-3800
                                                           --------------


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

         (a) On January 10, 2007, following the approval of its Audit Committee, CoActive Marketing Group, Inc. (the "Company"), dismissed Grant Thornton LLP ("Grant Thornton") as the Company's independent registered public accounting firm.

         Grant Thornton was engaged by the Company on September 27, 2006 and has not audited, or issued any report in respect of, any financial statements of the Company. In addition, for the reasons set forth below, since their engagement, Grant Thornton has not completed their review of, and the Company has not filed with the Securities Exchange Commission any quarterly report on Form 10-Q.

         During their review of the Company's financial statements for the period ended September 30, 2006 (the "September Financials"), Grant Thornton informed the Company and its Audit Committee that Grant Thornton believed that the September Financials could not be completed in accordance with U.S. generally accepted accounting principles ("GAAP") without the Company's restatement of its financial statements for its fiscal year ended March 31, 2006 and quarter ended June 30, 2006 (the "Prior Financial Statements"). Based in part on these communications from Grant Thornton, as previously reported, the Company determined, with the concurrence of the Audit Committee, that the Prior Financial Statements should no longer be relied upon. In addition, the Company has not filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 (the "Delinquent 10-Q").

         The Prior Financial Statements have been audited and reviewed, as applicable, by the Company's prior independent registered public accounting firm, BDO Seidman, LLP ("BDO"). In the view of Grant Thornton, which was discussed by Grant Thronton with the Audit Committee, the Prior Financial Statements require restatement as a result of (i) incorrect application of revenue recognition policies to a particular customer contract, and (ii) estimated liabilities for sales and use taxes not accrued in prior periods. The Company subsequently discussed with BDO the matters raised by Grant Thornton with respect to the Prior Financial Statements, and as part of such discussion, provided BDO with analyses and references cited by Grant Thornton in support of their view. However, after additional analysis and review by BDO, BDO informed the Company that BDO continues to believe that the Prior Financial Statements comply with GAAP and applicable accounting literature.

         As a result of the different positions taken by Grant Thornton and BDO, the Company has not filed its Delinquent 10-Q, and in that regard, as described in (b) below, the Company has retained Lazar Levine & Felix LLP ("Lazar Levine"), to serve as its independent registered public accounting firm for its fiscal year ended March 31, 2007. The Company has authorized Grant Thornton, as well as BDO, to respond fully to inquiries of Lazar Levine regarding the subject matter of the disagreements described further below.

         Following its most recent communications with BDO and Grant Thornton, and taking into account the conflicting positions of those firms, management is continuing its review of the Prior Financial Statements and the accounting policies and procedures applied in connection therewith. Management has not yet made a final determination whether or to what extent it will ultimately restate its Prior Financial Statements. The Company anticipates that following further analysis by Company management and discussions between Company management and Lazar Levine and the Company's Audit Committee, the Company will either engage Lazar Levine to re-audit the Company's Prior Financial Statements or make a determination that the Prior Financial Statements do not require restatement.

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

         A summary of the accounting issues subject to the conflicting positions of BDO and Grant Thornton is set forth below.

Revenue Recognition
-------------------

         Grant Thornton has informed the Company that the Company's accounting in the Prior Financial Statements for one of its promotional programs executed during its fiscal year ended March 31, 2006 and the first and second quarters of the succeeding fiscal year is incorrect. For this program, the Company developed an integrated marketing program promoting the products of several manufacturers. The Company was compensated by these manufacturers participating in the program. The promotion consisted of a walk across the United States, publicized through national and local media campaigns, with related promotional events at locations across the country. In recognizing revenue under this program, the Company had previously determined, with the concurrence of BDO, that the development of the program, including obtaining a requisite number of participants, was an act under the relevant contracts entitling the Company to recognize that portion of the revenue, in the amount of $905,000, that became non-refundable under the contracts, pursuant to their terms, at the time the initial phase of the program was completed. The Company believed, and BDO continues to believe, that this recognition policy is consistent with GAAP and existing accounting literature. Grant Thornton has informed the Company that pursuant to its analysis of current accounting literature, revenue under the contract can be recognized only upon the actual execution of the various promotional events included in the program. The Company is continuing its assessment of its accounting for this promotional program and applicable accounting literature.

Sales and Use Taxes
-------------------

         The Company's financial statements for the quarter ended June 30, 2006 included a charge of $298,000 for sales and use taxes representing the Company's estimated New York State sales and use tax liability for the period December 1999 to June 30, 2006, based in part on a recent audit by New York State taxing authorities. In preparing its financial statements for the period ended June 30, 2006, which were reviewed by BDO, the Company determined, with BDO's concurrence, that such charges were properly recorded in the three-months ended June 30, 2006. Subsequently, for the quarter ended September 30, 2006, and after consultations with third-party tax advisors, the Company estimated it was subject to $396,000 of additional sales and use tax liability in respect of other taxing jurisdictions for the period October 1, 2003 through September 30, 2006. Grant Thornton has informed the Company that the Company's financial statements for prior periods require restatement to reflect the accrual of sales and use tax charges in the period to which they relate. BDO has informed the Company that no such restatement is required because these tax charges result from changes in the Company's estimates, and accordingly, pursuant to Statement of Financial Accounting Standards No. 154 "Accounting Changes and Error Corrections", such charges should be recorded prospectively. The Company is in the process of assessing the literature and accounting principles cited by BDO and Grant Thornton, respectively, as well as the impact of Staff Accounting Bulletin No. 108, issued September 13, 2006, with respect to its accounting for sales and use taxes.

         Other than as set forth above, since their engagement on September 27, 2006 through the date of their dismissal, there were no disagreements between the Company and Grant Thornton as to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreement in their reports on the Company's financial statements had they issued such a report during the term of their engagement.

Controls and Procedures
-----------------------

         As previously reported, in connection with their review of the Company's financial statements for its second fiscal quarter ended September 30, 2006, Grant Thornton communicated to the Company's Audit Committee and management the existence of internal control deficiencies that, either alone or in the aggregate, constitute material weaknesses under standards established by the Public Company Accounting Oversight Board. The areas of concern included:

         o The Company's current and historic monitoring and accounting for state sales and use tax liabilities in various jurisdictions.

         o The revenue recognition policies utilized by the Company with respect to certain customer contracts, and the Company's application of such policies.

         o Resource constraints faced by the Company's accounting department.

         o Excessive reliance on Excel spreadsheets by the Company in key areas, including as support for revenue recognition on certain customer contracts.

         o Insufficient controls in monitoring and controlling the posting of journal entries.

         o Ineffective controls over access by information technology personnel to information technology programs and systems.

         Grant Thornton has been provided with a copy of the disclosure under this Item 4.01(a) and has been requested to furnish a letter stating whether or not it agrees with the foregoing statements.

         (b) On January 10, 2007, following the approval of its Audit Committee, the Company engaged Lazar Levine, as its independent registered public accounting firm to audit the Company's financial statements for its fiscal year ending March 31, 2007.

         As part of the Company's process in retaining Lazar Levine, members of the Company's management have met with Lazar Levine and communicated to Lazar Levine the subject matter of the disagreements described in (a) above, including the respective positions taken by BDO and Grant Thornton. In addition, the Company provided Lazar Levine with memoranda analyzing the accounting issues subject to such disagreements and the relevant contracts at issue. Lazar Levine has not made a determination with respect to such matters, and the Company requested that Lazar Levine not make such a determination prior to their engagement by the Company.

         Other than as set forth above, in the Company's two most recent fiscal years and subsequent interim periods prior to such engagement, the Company has not (itself or through someone acting on its behalf) consulted with Lazar Levine on either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 16, 2007

                                       COACTIVE MARKETING GROUP, INC.


                                       By: /s/ ERWIN MEVORAH
                                           -------------------------------------
                                           Erwin Mevorah,
                                           Chief Financial Officer


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